As filed with the U.S. Securities and Exchange Commission on January 2, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Annual Report

October 31, 2017

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
9	Allocation of Portfolio Investments
10	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statement of Cash Flows
17	Financial Highlights
18	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Additional Information
33	Trustees and Officers
35	Privacy Policy
36	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2017 | Annual Report

Letter from Chairman of the Board
October 31, 2017

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our shareholders with a high level of income coupled with the potential for capital appreciation. We invest in stocks that we believe will maintain secure dividends and that have the potential to raise those dividends in the future.

Market Summary1

During the Fund's fiscal year from November 1, 2016 through October 31, 2017, the overall equity market rallied, with the S&P 500 Index gaining +23.6% and the Russell 1000 Index gaining +23.7%. After the election of Donald Trump, the broad market enjoyed the prospect of fewer regulations, lower corporate and individual tax rates, and increased infrastructure spending under the new administration as well as optimism that OPEC's agreement to reduce crude oil production would support crude and natural gas prices. The market rally leveled off during March and April 2017, possibly as the realities of Washington politics were beginning to be felt. Investor optimism seemingly tempered after the first iteration of the new healthcare bill was pulled in March amid indications that it wouldn't receive enough votes to pass. But it seems as if optimism is returning.

From the beginning of the Fund's fiscal year through the end of February, there was an investor preference for value stocks over growth, but the indices swapped leadership early in 2017. The Russell 1000 Growth Index ended the period well ahead, with an increase of +29.7%, while the Russell 1000 Value Index returned +17.8%. Dividend income stocks were generally out of favor during the fiscal year period on fears of rising interest rates. The NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with historically lower yields than our stocks generally), lagged the S&P 500 and Russell 1000 Index, posting a gain of +16.6%.

The energy sector diverged from the broad market index (as represented by the S&P 500 Index and the Russell 1000 Index) rally starting in mid-December, and the S&P 1500 Energy Index returned 1.6% for the fiscal year period. West Texas Intermediate ("WTI") crude oil began the fiscal year at $46.86/bbl and ended the period at $54.38, +16.0% higher than 12 months prior. Following the OPEC production cut agreement at the end of November, WTI peaked at $54.45 and stayed within a range of $49 to $55 through early March. WTI price volatility increased, as disappointing inventory reports led to increasing skepticism around the OPEC cuts. As inventories began to draw down through the summer, crude oil prices stabilized. Henry Hub

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

October 31, 2017 | Annual Report 1

Natural Gas started at $3.03/MMBtu, and closed at $2.90/MMbtu on October 31, 2017, posting a decrease of -4.3% over the 12-month period. Henry Hub peaked at $3.93/MMbtu in late December, but two months of record warmth in February and March in the northeastern US put downward pressure on prices and demand.

Portfolio Performance

During the Fund's fiscal year from November 1, 2016 to October 31, 2017, our Net Asset Value (NAV) per share experienced an increase of +13.9%, compared with the S&P 500's +23.6% gain, on a total return basis. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. The Fund's market price (NYSE) return was +13.9%, and the Fund's market total return (NYSE with dividends reinvested) was +26.8% for the fiscal year ended October 31, 2017. On the last day of the period, the Fund was trading at a +6.0% premium to NAV.

The broad market rally since the November US elections drove strong performance of higher-beta stocks2 relative to low beta stocks, a tailwind for performance, as the Fund's overweight to high beta stocks contributed to relative returns. High-yielding stocks3 performed poorly in the period due to fears of rising interest rates, with the US Federal Reserve raising rates in December 2016 and March 2017 for the second and third time since the 2008 financial crisis. The underperformance of high-yielding stocks generally was a headwind for our investment process of seeking to invest in stocks that provide a yield greater than the index and that consistently increase their distributions. Our overweight allocation to these stocks relative to the S&P 500 Index detracted from the Fund's performance. Looking at individual names, the top stock contributors and detractors4 relative to the S&P 500 were diverse across sectors.

Within the real estate sector, data center real estate investment trust (REIT) DuPont Fabros Technology (DFT) and private prison REIT the GEO Group (GEO) contributed to relative returns.

2 High beta stocks are defined as those companies within the S&P 500 that are in beta quintile 5. Beta quintiles are calculated by separating the S&P 500 Index holdings into five equal groups (lowest being quintile one and highest quintile five) based on each security's beta at the beginning of the stated time period. Beta quintile calculations and returns data are sourced from Bloomberg.

3 High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles six through ten. Dividend deciles are calculated by separating the S&P 500 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Calculations and returns data are sourced from Bloomberg.

4 Contributors and detractors to Fund performance are calculated relative to the S&P 500 Index using Bloomberg calculations and data. To obtain our methodology for calculating the best and worst performing securities, as well as the list of the contribution to performance for each security, please call us at 845.679.9166.

2 Annual Report | October 31, 2017

DFT had returns of over +67% during the holding period and benefited from positive market sentiment. Its stock price jumped after Digital Realty (DLR) announced the acquisition of DFT's 12 data centers located in overlapping areas (Chicago, Silicon Valley, and Virginia). Prior to this fiscal year period, the GEO Group (GEO) came under pressure after the announcement by the US Department of Justice (DoJ) that it planned to wind down the use of private prisons. The stock immediately rallied following the US elections. GEO continued its climb as the Department of Homeland Security advisory panel report suggested that private sector prison use would continue, and the DoJ reversed its decision in late February.

Utilities sector holding Brookfield Infrastructure Partners (BIP) was a top relative contributor to performance as shares steadily rose during the period. BIP had a strong year that featured record-high Funds from Operations for the second quarter as well as organic growth in the double-digits driven by the completion of expansion projects. Brookfield Infrastructure Partners also made investments in Brazil that contributed to positive investor sentiment, including a stake in a natural gas transmission business from Petrobras, as well as expanding its toll-roads and electricity transmission lines. We sold the stock in August to take profits.

For much of the fiscal year, the energy sector dominated the headlines. Initial optimism that the OPEC production cut agreement would support higher commodity prices gave way to skepticism as crude inventory reports were generally disappointing during early 2017. As inventories began to draw down through the summer, crude oil prices stabilized. The Fund had a significant overweight to the energy sector, largely composed of midstream energy transportation and storage companies. As of the end of October, the Fund had an 11.5% weight in the energy sector and an 18.9% weight in midstream MLPs versus 5.9% and 0.0%, respectively, for the S&P 500. The Fund seeks to be diversified by sector and industry, but will likely continue to have an overweight allocation to midstream energy companies because of what appears to us to be high and growing yields. Within the energy sector, Royal Dutch Shell (RDS.B) and Total (TOT) contributed. The integrated oil majors did well relative to the returns for the overall energy sector during the fiscal year; in particular, third-quarter earnings were strong on higher oil prices. We saw renewed, though brief, investor interest in the energy sector during the month of September, and sold TOT at the end of the month to take profits.

Energy Transfer Partners (ETP), a midstream energy Master Limited Partnership5 (MLP), detracted. Early in the Fund's fiscal year, negative headlines were a drag on unit prices as ETP struggled through legal hurdles while bringing two key projects into service. MLP investors were

5 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including real estate or natural resources.

October 31, 2017 | Annual Report 3

frustrated by the unusually high correlation between oil prices and the Alerian MLP Index (AMZ) in the first half of 2017. From mid-year through the end of October, this frustration was exacerbated as WTI prices posted double digit gains while MLP performance remained in negative territory, driven by the uncertainty around the commodity-price environment and a tremendous amount of energy fatigue. Investors have been waiting on the sidelines for commodity-price fundamentals to firm up before returning to the MLP space. Looking forward, ETP is poised to benefit from the completion of an extensive slate of projects, including its recent approval to put the first leg of its Rover Pipeline into service and permission to continue construction of the remaining portion of Rover.

Consumer names L Brands (LB), a retailer of women's apparel and beauty products (through the Victoria's Secret and Bath & Body Works brands), and The Buckle (BKE), casual apparel retailer, were top detractors from performance. L Brands continues to navigate its transition away from swimwear and apparel toward the more on-trend bralette and athleisure categories. Bath & Body Works and PINK have continued to perform well, but Victoria's Secret faces headwinds as the company works to lure shoppers from established competitors in the two new categories of bralettes and athleisure. Management did not declare a dividend increase nor a special dividend earlier in the year. We view management's decision as prudent since the turnaround has been difficult thus far. Disappointing same store sales throughout much of the fiscal year and negative sentiment in the retail space hurt BKE, which we bought in December 2016 ahead of its special dividend.

Telecommunications company BT Group (BT) detracted from performance. The stock price fell in January following an update on investigations within its Italian business disclosing that the extent and complexity of inappropriate behavior were greater than previously identified. The investigation revealed improper accounting practices and a complex set of improper sales, purchases, and factoring and leasing transactions. We believe the company has properly addressed the situation, including the independent review of accounting practices in the Italian operations by KPMG and a comprehensive review of BT's balance sheet. Industrials company Macquarie Infrastructure Corporation (MIC) detracted as well. The company owns, operates, and invests in infrastructure in the US, and shares dropped in January after independent investment research company Hedgeye added MIC to its list of "Best Ideas" short candidates.

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based in large part on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions

4 Annual Report | October 31, 2017

now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 48% of our stocks declared dividend increases, with individual increases averaging 9% growth year-over-year, excluding special dividends on an unweighted basis.

We are enhancing the income in the portfolio through the sale of options. For the fiscal year period ended October 31, 2017, we sold put options on 26 positions. Of the 26, we bought one to close the position, 18 expired worthless after we collected the premium, and we had six stocks put to us. We also sold calls on 92 positions. Our option positions' notional value represented approximately 19.9% of total assets as of the end of the period, below the 20% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of October 31, 2017, we have borrowed an amount equal to 18.3% of the managed assets of the Fund at an average interest rate during the fiscal year period of 1.79%. Considering that the underlying portfolio yield is approximately 3.5 times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to shareholders for each month during the fiscal year period was $0.116 per share. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2017 ($13.18) was 10.6%. The current indicated yield based on the Fund's NAV per share ($12.43) was 11.2%. The Fund currently intends to pay monthly distributions to its shareholders. We should note that since inception, this distribution has been supported by income earned by the Fund. "Income" here means both regular dividends and distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes. As discussed previously and as is still the case, the Fund has earned several special dividends during the year. With these special dividends, premiums from selling options, regular dividends from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

The Fed would like to tighten or "normalize" short rates, and we think there is room to do so. In our view, long rates are more important than short rates for equities. We've been in the "lower for longer" camp for nine years now, and we still hold that view. Demographic headwinds,

October 31, 2017 | Annual Report 5

excess capacity, and deflationary global and technological competition argue for more of the same on the long-term rate front and, by inference, for equities.

The current Washington debates are a mixed bag for our diversified strategy. Less regulation and rising interest rates could help financial stocks, but the final legislation for healthcare reform could negatively impact pharmaceutical stocks. Income tax reform could lessen the relative attractiveness of REITs and MLPs, but could also improve after-tax returns of domestic companies and the cash available to pay dividends for multinationals.

In order to weather these challenges, we believe in having a large weight in companies involved with the essentials of life – those serving proven markets, companies that have survived the ups and downs of many economic cycles and will survive many more. In the broad market, this year has favored many spicier names. But after the feeble bubble we're in deflates, we believe investors will favor real companies in real businesses earning cash now.

Regardless, we still think that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time. We continue to seek current income and rising income that, in our experience, has most often led to higher prices.

We thank our shareholders for their participation and continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

6 Annual Report | October 31, 2017

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted Index, whose constituents represent

October 31, 2017 | Annual Report 7

approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis and on a total-return basis.

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

Russell 1000 Index® measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index® and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index® represents approximately 92% of market capitalization of the US market.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index.

S&P Composite 1500® Energy Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

8 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2017
(unaudited)

October 31, 2017 | Annual Report 9

Miller/Howard High Income Equity Fund

Schedule of Investments
October 31, 2017

	Shares	Fair Value
Common Stock – 83.1%
Business Credit Institutions – 6.0%
Ares Capital Corporation(1)	389,373	$6,261,118
Hercules Capital, Inc.(1)	308,552	3,847,643
		10,108,761
Cogeneration Services & Small Power Producers – 1.1%
The AES Corporation(1)	180,000	1,913,400
Computer Storage Devices – 3.6%
Seagate Technology PLC	162,200	5,996,534
Crude Petroleum & Natural Gas – 5.5%
Royal Dutch Shell plc ADR(1)(2)	141,759	9,265,368
Department Stores – 2.2%
Macy's, Inc.(3)	195,635	3,670,113
Drawing & Insulating of Nonferrous Wire – 3.0%
General Cable Corp.	240,000	5,028,000
Eating Places – 1.2%
Brinker International, Inc.(3)	64,495	1,981,286
Electric Lighting & Wiring Equipment – 2.5%
Acuity Brands, Inc.(3)	25,000	4,180,000
Electric Services – 8.0%
Covanta Holding Corporation(1)	389,604	6,272,624
Pattern Energy Group Inc.(1)	309,451	7,139,035
		13,411,659
Grocery Stores – 1.8%
The Kroger Co.	150,000	3,105,000
Investing – 6.9%
Main Street Capital Corporation(3)	131,648	5,288,300
The Blackstone Group L.P.(3)	190,197	6,331,658
		11,619,958
National Commercial Banks – 2.2%
PacWest Bancorp(2)	76,023	3,673,431
Natural Gas Transmission – 3.8%
ONEOK, Inc.(2)	116,332	6,313,338
Office Machine – 2.6%
Pitney Bowes Inc.(1)	313,210	4,303,505
Oil & Gas Field Services – 2.1%
Targa Resources Corp.(1)	85,000	3,527,500
Petroleum & Petroleum Products – 3.5%
Macquarie Infrastructure Corporation(1)	85,099	5,918,635
Pharmaceutical Preparations – 2.4%
GlaxoSmithKline plc ADR(2)	109,529	3,990,141
Pipelines – 2.8%
Pembina Pipeline Corp (Canada)(1)	139,650	4,618,226

10 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2017

	Shares	Fair Value
Radiotelephone Communications – 5.4%
Mobile TeleSystems PJSC ADR(1)	297,400	$3,155,414
Vodafone Group plc ADR(1)	206,925	5,996,687
		9,152,101
Retail Building Materials, Hardware, & Garden Supply – 2.1%
The Sherwin-Williams Company	9,000	3,556,350
Semiconductors & Related Devices – 2.6%
Cypress Semiconductor Corp.(3)	280,230	4,444,448
Telephone Communications (No Radiotelephone) – 11.8%
AT&T Inc.(1)	153,762	5,174,091
BCE Inc. (Canada)(1)	76,809	3,545,504
BT Group plc ADR(2)	213,385	3,736,371
CenturyLink, Inc.(1)(3)	386,500	7,339,635
		19,795,601
Total Common Stock (Cost $145,520,704)		139,573,355
Master Limited Partnerships – 23.1%
Crude Petroleum Pipelines – 2.3%
Buckeye Partners LP(1)	72,835	3,868,267
Liquefied Petroleum Gas Dealers – 6.6%
AmeriGas Partners, L.P.(3)	169,846	7,685,532
Suburban Propane Partners, L.P.(3)	126,455	3,339,677
		11,025,209
Natural Gas Transmission – 7.6%
MPLX LP(1)	189,648	6,686,988
Williams Partners L.P.(1)	163,793	6,066,893
		12,753,881
Oil & Gas Field Services – 1.9%
Enable Midstream Partners LP(3)	214,410	3,235,447
Pipelines – 4.7%
Energy Transfer Partners, L.P.(1)	453,159	7,889,498
Total Master Limited Partnerships (Cost $40,392,930)		38,772,302
Real Estate Investment Trusts (REITs) – 15.4%
Digital Realty Trust, Inc.(1)	18,100	2,143,764
LaSalle Hotel Properties(3)	213,016	6,009,181
Omega Healthcare Investors, Inc.(1)	153,696	4,435,667
Outfront Media, Inc.	165,000	3,869,250
The Geo Group, Inc.(1)	196,567	5,100,914
WP Carey, Inc.	62,947	4,289,838
Total Real Estate Investment Trusts (REITs) (Cost $25,591,352)		25,848,614

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 11

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2017

	Shares	Fair Value
Short-Term Investments – 0.6%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 0.93%(4)	940,044	$940,044
Total Short-Term Investments (Cost $940,044)		940,044
Investments Purchased as Securities Lending Collateral – 18.1%
Mount Vernon Liquid Assets Portfolio, LLC, 1.32%(4)	30,428,098	30,428,098
Total Investments Purchased as Securities Lending Collateral (Cost $30,428,098)		30,428,098
Total Investments – 140.3% (cost $242,873,128)		235,562,413
Total Value of Options Written (Premiums received $1,081,430) – (0.6%)		(1,061,031)
Other Assets and Liabilities – (39.7)%		(66,562,538)
Total Net Assets Applicable to Common Stockholders – 100.0%		$167,938,844

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's Special Custody Account Agreement. As of October 31, 2017, the total value of securities pledged as collateral for the Special Custody Account Agreement was $114,470,376.

(2)  All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)  All or a portion of this security is on loan.

(4)  Rate indicated is the seven-day yield as of October 31, 2017.

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
Acuity Brands, Inc.	November 2017	$165.00	250	$(4,125,000)	$(150,000)
Cypress Semiconductor Corp.	November 2017	16.00	2,802	(4,483,200)	(95,268)
Digital Realty Trust, Inc.	November 2017	125.00	181	(2,262,500)	(2,172)
General Cable Corp.	November 2017	22.00	2,400	(5,280,000)	(162,000)
The Kroger Co.	November 2017	22.00	1,311	(2,884,200)	(11,799)
Macy's, Inc.	November 2017	21.50	1,956	(4,205,400)	(39,120)
Pitney Bowes, Inc.	November 2017	15.00	3,132	(4,698,000)	(65,772)
Seagate Technology PLC	November 2017	37.00	800	(2,960,000)	(79,200)
Seagate Technology PLC	December 2017	37.00	822	(3,041,400)	(123,300)
The Sherwin-Williams Company	November 2017	390.00	90	(3,510,000)	(82,800)
					(811,431)
Put Options
Viacom, Inc.	November 2017	$25.00	1,300	$(3,250,000)	$(249,600)
					(249,600)
Total Value of Options Written (Premiums received $1,081,430)					$(1,061,031)

12 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
October 31, 2017

Assets:
Investments in securities, at value (Identified cost – $242,873,128)	$235,562,413
Cash	135,502
Receivable for Fund shares sold	328,967
Receivable for investments sold	11,874
Dividends and interest receivable	637,787
Other assets	634,405
Total Assets	237,310,948
Liabilities:
Options written, at fair value (premiums received $1,081,430)	1,061,031
Special Custody Account Agreement	37,500,000
Payable for collateral on securities loaned	30,428,098
Payable to Adviser	177,698
Accrued administration expense	27,020
Accrued interest expense	46,453
Other liabilities	131,804
Total Liabilities	69,372,104
Net Assets	$167,938,844
Net Assets consist of:
Paid-in capital	$228,639,783
Undistributed (overdistributed) net investment income	(4,704,019)
Accumulated net realized loss	(48,705,878)
Net unrealized depreciation	(7,291,042)
$167,938,844
Net asset value per common share outstanding	$12.43

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 13

Miller/Howard High Income Equity Fund

Statement of Operations
For the Year Ended October 31, 2017

Investment Income:
Dividend income (net of $175,599 foreign withholding tax)	$8,183,327
Interest income	47,645
Securities lending income	44,646
Total Investment Income	8,275,618
Expenses:
Advisory fees	2,110,162
Interest expense	672,060
Professional fees	350,811
Investor support service fee	233,732
Administration fees	155,887
Trustees' fees and expenses	104,500
Compliance fees	70,000
Shareholder reporting expenses	50,523
Registration and filing fees	28,604
Custodian fees and expenses	23,773
Transfer agent fees and expenses	21,041
Miscellaneous	125,981
Total Expenses	3,947,074
Net Investment Income	4,328,544
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,341,644
Options	4,162,850
Net realized gain (loss)	6,504,494
Net change in unrealized appreciation (depreciation) on:
Investments	11,436,916
Options	(49,243)
Net change in unrealized appreciation (depreciation)	11,387,673
Net realized and unrealized gain (loss)	17,892,167
Net Increase (Decrease) in Net Assets resulting from Operations	$22,220,711

14 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the year ended October 31, 2017	For the year ended October 31, 2016
Change in Net Assets:
From Operations:
Net investment income	$4,328,544	$8,598,819
Net realized gain (loss)	6,504,494	(42,795,843)
Net change in unrealized appreciation (depreciation)	11,387,673	20,643,587
Net increase (decrease) in net assets resulting from operations	22,220,711	(13,553,437)
Dividends and Distributions to Shareholders from:
Net investment income	(5,983,495)	(6,257,427)
Return of capital	(12,704,486)	(12,420,323)
Total dividends and distributions to shareholders	(18,687,981)	(18,677,750)
Capital Stock Transactions:
Proceeds from issuance of 74,291 common shares in connection with the at the market offering	1,004,926	–
Commissions and offering expenses associated with the issuance of common shares	(20,113)	–
Issuance of 14,784 common shares from reinvestment of distributions	192,497	–
Increase in net assets from Fund share transactions	1,177,310	–
Total increase (decrease) in net assets	4,710,040	(32,231,187)
Net Assets:
Beginning of year	163,228,804	195,459,991
End of year	$167,938,844	$163,228,804
Accumulated undistributed (overdistributed) net investment income, end of the year	$(4,704,019)	$(1,715,107)

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 15

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Year Ended October 31, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$22,220,711
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(201,385,671)
Net purchases and sales of short-term investments	5,503,014
Proceeds from sales of long-term investments	195,310,808
Proceeds from option transactions	8,214,013
Return of capital on distributions received	6,273,406
Increase in collateral for securities loaned	(30,428,098)
Increase in payable upon return of securities loaned	30,428,098
Net increase in dividends and interest receivable and other assets	(95,022)
Net increase in accrued expenses and other liabilities	32,270
Net change in unrealized appreciation (depreciation) of investment securities	(11,387,887)
Net realized gain on investment securities	(6,501,710)
Cash provided by operating activities	18,183,932
Cash Flows from Financing Activities:
Payments received from Fund share transactions (net of expenses)	655,846
Increase in other assets for offering costs	(208,792)
Dividends paid	(18,495,484)
Cash used in financing activities	(18,048,430)
Increase in cash	135,502
Cash at beginning of year	–
Cash at end of year	$135,502
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$677,907

16 Annual Report | October 31, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights

	For the year ended October 31, 2017	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data (2)
Net asset value, beginning of period	$12.16	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.32	0.64	1.02
Net realized and unrealized gains (losses)	1.34	(1.66)	(4.35)
Total from investment operations	1.66	(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.44)	(0.47)	(1.01)
Return of capital	(0.95)	(0.92)	(0.15)
Total distributions to common stockholders	(1.39)	(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock	–	–	(0.04	)(3)
Premiums less commissions and offering costs on issuance of common stock	0.00 (4)	–	–
Total capital stock transactions	0.00	–	(0.04)
Net asset value, end of period	$12.43	$12.16	$14.57
Per common share market value, end of period	$13.18	$11.57	$13.32
Total investment return based on market value(5)	26.83%	(2.26)%	(28.39	)%(7)
Total investment return based on net asset value(6)	13.86%	(6.70)%	(18.39	)%(7)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$167,939	$163,229	$195,460
Ratio of expenses to average net assets	2.28%	2.13%	1.84	%(8)
Ratio of net investment income to average net assets	2.50%	5.04%	6.34	%(8)
Borrowings outstanding (000's)	$37,500	$37,500	$37,500
Asset coverage per $1,000 of indebtedness(9)	$5,478	$5,353	$6,212
Portfolio turnover rate	96%	85%	46	%(7)

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.

(3)  Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

(4)  Represents the premium on the at the market offering of $0.005, less underwriting and offering costs of $0.001 per share for the year ended October 31, 2017.

(5)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(6)  Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(7)  Not annualized.

(8)  Annualized.

(9)  Asset coverage per $1,000 of debt is calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the result by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See accompanying Notes to Financial Statements | October 31, 2017 | Annual Report 17

Miller/Howard High Income Equity Fund

Notes to Financial Statements
October 31, 2017

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there

18 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

October 31, 2017 | Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2017, the Fund's assets and liabilities carried at market value were classified as follows:

Investments In Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$139,573,355	$139,573,355	$–	$–
Master Limited Partnerships	38,772,302	38,772,302	–	–
Real Estate Investment Trusts	25,848,614	25,848,614	–	–
Short-Term Investment(b)	940,044	940,044	–	–
Investments Purchased as Securities Lending Collateral(c)	30,428,098	–	–	–
Total Investments in Securities	$235,562,413	$205,134,315	$–	$–
Liabilities
Written Options	$1,061,031	$899,031	$162,000	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2017.

(c) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the year ended October 31, 2017.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

20 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

October 31, 2017 | Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains as a means to enhance distributions.

The Fund occasionally purchases put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price ("strike price") to the option seller.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund occasionally purchases call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

22 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at October 31, 2017:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$1,061,031

The following table presents the effect of derivatives on the Statement of Operations for the period ended October 31, 2017:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$4,162,850	($49,243)

The average notional value of written options for the Fund for the year ended October 31, 2017 was approximately $36,000,000.

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S.

October 31, 2017 | Annual Report 23

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies). The Adviser earned $2,110,162 in advisory fees for the year ended October 31, 2017. The Fund is not including Investments Purchased as Securities Lending Collateral in the definition of Managed Assets for purposes of calculating the advisory fee.

Four Wood Capital Partners LLC ("Four Wood") provided investor support services to the Fund. Such ongoing services included support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund paid Four Wood a monthly fee equal to the annualized rate of 0.11% of the average daily Managed Assets. Four Wood earned $233,732 in fees for the year ended October 31, 2017.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

Two of the Fund's Trustees are employees of the Adviser.

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2017, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$5,983,495	$–	$12,704,486	$18,687,981

24 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among undistributed (overdistributed) net investment income, accumulated net realized gain (loss), and paid-in capital. Accordingly, on October 31, 2017, undistributed (overdistributed) net investment income was decreased by $1,333,961, accumulated net realized gain (loss) was increased by $2,145,021 and paid-in capital was decreased by $811,060. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2017:

Cost of investments	$242,937,391
Unrealized appreciation	$10,669,881
Unrealized depreciation	(19,105,890)
Net unrealized appreciation (depreciation)	$(8,436,009)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(52,264,930)
Total accumulated gain/(loss)	$(60,700,939)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $52,264,930 of unused net capital losses at October 31, 2017, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the year ended October 31, 2017, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $195,285,670 and $195,322,682 (excluding short-term securities), respectively.

October 31, 2017 | Annual Report 25

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,506,999 shares outstanding at October 31, 2017. Transactions in common stock for the year ended October 31, 2017, were as follows:

Shares at November 1, 2016	13,417,924
Shares sold through at the market offering	74,291
Shares issued through dividend reinvestments	14,784
Shares at October 31, 2017	13,506,999

8. Committed Facility

On December 30, 2014, the Fund entered into a $110,000,000 committed facility agreement. Effective January 29, 2015 the Fund amended the committed facility agreement to reduce the maximum amount available to borrow to $37,500,000. On September 19, 2017 the Fund terminated the committed facility agreement with BNP Paribas Prime Brokerage ("BNP"). BNP served as the lender and the lending syndicate agent on behalf of other lenders participating in the facility.

The average principal balance and interest rate during the period from November 1, 2016 through September 19, 2017 (the date the facility was terminated) were $37,500,000 and 1.79%, respectively.

9. Special Custody Account Agreement

On September 19, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement ("Agreement") with Interactive Brokers LLC ("Interactive Brokers"). The following shows the key terms of this agreement:

Loan Amount		Interest Rate
$0-$100,000		Federal Funds Rate + 1.50%
$100,000.01-$1,000,000		Federal Funds Rate + 1.00%
$1,000,000.01-$3,000,000		Federal Funds Rate + 0.50%
$3,000,000.01	+	Greater of 0.50% or Federal Funds Rate + 0.25%

The average principal balance and interest rate for the period from September 19, 2017 through October 31, 2017 were $37,500,000 and 1.44%, respectively. At October 31, 2017, the principal balance outstanding was $37,500,000 at an interest rate of 1.35%. The Fund may borrow up to an additional $12,500,000 under the Agreement.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At October 31, 2017, the Fund was in compliance with the terms of the Agreement.

10. Securities Lending Rehypothecation

Through a Rehypothecation Agreement with the Fund, BNP was permitted to rehypothecate securities the Fund had pledged as collateral on the committed facility. In return, the Fund

26 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

received a discounted interest rate on its borrowed principal and a portion of the income earned on the securities rehypothecated by BNP. Effective September 19, 2017, the Rehypothecation Agreement with BNP ended with the closure of the committed facility agreement.

11. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. ("the Custodian"). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees on the security lending activity and interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2017 the value of securities on loan and payable for collateral due to broker were $29,832,175 and $30,428,098, respectively.

The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio ("Portfolio") as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission ("SEC") and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian's security lending program.

Interest income earned on collateral investments (net of applicable fees) by the Fund during the year ended October 31, 2017, aggregated $20,254.

12. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is

October 31, 2017 | Annual Report 27

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2017

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

13. Subsequent Events

On November 28, 2017 the Fund's contract with Four Wood was terminated without penalty.

28 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Miller/Howard High Income Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miller/Howard High Income Equity Fund (the "Fund") as of October 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miller/Howard High Income Equity Fund as of October 31, 2017, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 19, 2017

October 31, 2017 | Annual Report 29

Miller/Howard High Income Equity Fund

Additional Information
October 31, 2017
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For year ended October 31, 2017, the aggregate compensation paid by the Fund to the independent trustees was $104,500. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2017 is available without charge by accessing this information on the SEC's web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (855) 769-4460 or by visiting the SEC's web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC's web site at www.sec.gov.

30 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2016
(unaudited)

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "World Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Tax Information

The Fund designates 94% of its ordinary income distribution for the year ended October 31, 2017 as qualified dividend income and 47% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

Automatic Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently

October 31, 2017 | Annual Report 31

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2016
(unaudited)

determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

32 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Trustees and Officers
October 31, 2017
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustee
James E. Hillman (Born March 1957) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Lead Independent Trustee	Since 2014 Three-year term	CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch (2006-2011)	3	Milller/Howard Funds Trust Value Line Funds (II)
Roger Conrad (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	3	Milller/Howard Funds Trust
Charles I. Leone (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	3	Milller/Howard Funds Trust
Interested Trustees and Officer
Lowell G. Miller (Born July 1948) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chairman of the Board and President	Since 2014	Chief Investment Officer, Miller/Howard Investments Inc.; Chairman of the Board, Miller/Howard Funds Trust; Chief Investment Officer, MHI Funds, LLC.	3	Milller/Howard Funds Trust
Annemarie Gilly (Born 1951) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Executive Vice President, Chief Operating Officer and Secretary, Trustee	Since 2014	President, Miller/Howard Funds Trust; President, MHI Funds, LLC; Managing Director, Miller/Howard Investments Inc.; Chief Operating Officer, Miller/Howard Investments Inc. (2011- 2016);	3	Milller/Howard Funds Trust

October 31, 2017 | Annual Report 33

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)
October 31, 2017
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Officers
Paul Brook (Born August 1953) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2015	Chief Financial Officer, MHI Funds, LLC; Chief Financial Officer, Miller/Howard Investments Inc.; Prior to September 2015, Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to February 2015, Principal, Compliance Solutions Associates.	0	n/a
Jack Leslie (Born February 1960) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Vice President	Since 2014	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard Funds Trust	0	n/a
Gerald Wheeler (Born 1972) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Chief Legal Officer, MHI Funds, LLC; Chief Compliance Officer and General Counsel Miller/Howard Investments Inc.; Prior to 2015, Co-founder, Chief Operating Officer and Chief Compliance Officer, del Ray Global Investors LLC.	0	n/a

34 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

October 31, 2017 | Annual Report 35

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At a Board Meeting held on September 11, 2017, the Board of Trustees of the Fund (the "Trustees") approved the current Investment Advisory Agreement between the Fund and the Adviser (the "Agreement").

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on September 11, 2017 reviewed and considered, among other items: (1) a review of the Trustees' fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of the Agreement (2) information regarding the investment performance of the Fund and performance information for the Fund's relevant peer group; (3) information comparing the Fund's Advisory fees and expenses to those of its relevant peer group; (4) the Adviser's complete Form ADV; (5) information concerning the Advisers' financial condition including the Advisers' most recent audited financial statements, business, operations, portfolio management teams, and succession planning strategies; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser's services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser's performance information for other Miller/Howard products; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with the Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund and Miller/Howard's other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser's presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise the Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising the Fund; the Advisory fee for the Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by the Fund are reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing the Fund are reasonable.

36 Annual Report | October 31, 2017

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, Chief Operating Officer, Executive Vice President, Secretary

Gerald Wheeler,
Chief Compliance Officer, Chief Legal Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leone and James E. Hillman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$46,300	$55,403
Audit-Related Fees	$69,700	$—
Tax Fees	$9,200	$9,200
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Fund did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	$—	$—
Registrant’s Investment Adviser	$—	$—

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Miller/Howard Investments (“Miller/Howard” or “Investment Adviser”), adviser to the Miller/Howard High Income Equity Fund, recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives.  For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, sustainability reporting, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard enlisted the help of Broadridge Financial Solutions, Inc. (“Broadridge”) to administer electronic proxy voting. By using Broadridge to administer our voting, Miller/Howard is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting ESG recommendations as provided by Glass Lewis & Company (“Glass Lewis”).

Generally, Miller/Howard will vote in accordance with Glass Lewis’s ESG proxy voting guidelines.  When issues arise outside of the ESG scope, we vote in accordance with Glass Lewis’s Proxy Paper Guidelines.  Where Miller/Howard determines, however, that voting in such a manner would not be in the best interest of clients, Miller/Howard will vote differently.

If there is a conflict of interest on any management or shareholder proposal, the conflict will be reviewed on a case-by-case basis and voted in a manner that is in the best interest of clients.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We apply our ESG criteria as voting guidelines, and generally vote in accordance with Glass Lewis recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

Management

Miller/Howard supports management proposals on a case-by-case review. In the past, we have voted to support the following shareholder proposals with regard to management issues:

•                  Support for disclosure of budgets dedicated to public policy lobbying activities

•                  Support for independent board member with environmental expertise

•                  Approval of Risk Compensation Incentive Plan

•                  Proposals to Approve Executive Compensation-We look for the following principles to guide the design and administration of those compensation programs:

•                  Strong link between pay and performance

•                  Executives’ ‘interests should be aligned with stockholders’ interests

•                  Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support excessive bonus compensation.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Shareholder resolutions we have supported in the past include the following:

•                  Annual sustainability reporting - including reporting by suppliers to strengthen the company’s ability to assess its suppliers’ performance

•                  Greenhouse gas emissions - company disclosure regarding emissions from their operations and products

•                  Water supply - company disclosure on dependency or preparation of reports pertaining to sustainable water supplies for operations

•                  Hydraulic fracturing impacts - disclosure of chemicals, emissions, recycling/management of water, reporting/disclosure on operations, community impacts

•                  Mountaintop removal impacts - reduction of environmental and health hazards associated with mining operations

•                  Coal ash - reduction of environmental and health hazards associated with coal combustion waste ponds, impoundments and mines

•                  Sustainable palm oil sourcing

•                  Sustainable forestry

•                  Support for energy efficiency and renewable energy

Human Rights

Miller/Howard votes in support of shareholders resolutions with regard to human rights:

•                  Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

Animals

Miller/Howard votes in support of shareholder resolutions with regard to ethical treatment of animals:

•                  Support for ethical/humane treatment of animals

Support for alternatives to animal testing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of September 30, 2017.

Lowell G. Miller
President, Chief Investment Officer & Director of Research, Miller/Howard Investments, Inc.
Mr. Miller has been with Miller/Howard Investments, Inc. since he founded it in 1984.

Mr. Miller holds an undergraduate degree from Sarah Lawrence College, and a Juris Doctor from New York University School of Law. Mr. Miller began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years.

Mr. Miller is the author of three acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). Mr. Miller has also written on financial topics for The New York Times Magazine, and has been a featured guest on Louis Rukeyser’s Wall $treet Week and Bloomberg TV. Mr. Miller is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

John E. Leslie III, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Leslie joined Miller/Howard Investments, Inc. in 2004.

Mr. Leslie has extensive experience in quantitative modeling and screening in the equity markets, in addition to in-depth analytic skills. Mr. Leslie joined the portfolio team in 2004. Mr. Leslie grew up in Boston and earned his BS degree in Finance from Suffolk University and his MBA from Babson College.

Mr. Leslie began his career in investments over thirty years ago and has managed money since 1987. He brings a high level of expertise in both fundamental and quantitative research skills, as well as experience managing large pools of institutional assets. Mr. Leslie focuses on the materials, consumer staples, consumer discretionary, industrial and healthcare sectors.

Mr. Leslie has been interviewed by The Wall Street Journal and Barron’s and has appeared as a guest on thestreet.com and After the Bell on Fox Business

Bryan J. Spratt, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Spratt has been with the Miller/Howard Investments, Inc. since 2004.

Mr. Spratt graduated summa cum laude from Spring Arbor College with a BA degree in Economics/Computer Science. Mr. Spratt focuses on the utilities, telecom and energy sectors. Mr. Spratt has 27 years of industry experience.

Bryan has been interviewed and quoted in newspapers and periodicals.

John Cusick, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Cusick joined Miller/Howard Investments, Inc. in 2013.

Mr. Cusick received a Bachelor of Arts in Finance and Marketing from Temple University, and a Master of Business Administration in Finance from Fordham University School of Business in New York City. Mr. Cusick spent more than a decade at Oppenheimer & Co. in New York, where he started his career as a junior analyst working on the energy team, and then as a senior research analyst specializing in the midstream sector. Prior to joining Miller/Howard, he served as senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production (E&P).

Michael Roomberg, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Roomberg joined Miller/Howard Investments, Inc. in 2013.

Mr. Roomberg received a Bachelor of Arts in International Relations, Economics, and Finance from University of Wisconsin-Madison and a Master of Business Administration from Georgetown University’s McDonough School of Business (with Honors). He began his career as a research associate in 2008 at Boenning & Scattergood, a financial services firm in greater Philadelphia. There he specialized in energy E&P, and water utilities and industrials. Prior to joining Miller/Howard, he served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. in New York City.

Gregory (Greg) L. Powell, PhD

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Powell joined Miller/Howard Investments, Inc. in 2017.

Mr. Powell holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University.

(2)         The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of September 30, 2017.

Name of Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets* $mm
Lowell G. Miller	Registered Investment Companies	4	$231,854,962
	Other Pooled Investment Vehicles	2	$54,061,811
	Other Accounts	3014	$5,157,092,417
John E. Leslie III	Registered Investment Companies	4	$231,854,962
	Other Pooled Investment Vehicles	2	$54,061,811
	Other Accounts	3014	$5,157,092,417
Bryan J. Spratt	Registered Investment Companies	4	$231,854,962
	Other Pooled Investment Vehicles	2	$54,061,811
	Other Accounts	3014	$5,157,092,417
Gregory L. Powell	Registered Investment Companies	4	$231,854,962
	Other Pooled Investment Vehicles	2	$54,061,811
	Other Accounts	3014	$5,157,092,417
John Cusick	Registered Investment Companies	4	$231,854,962
	Other Pooled Investment Vehicles	2	$54,061,811
	Other Accounts	3014	$5,157,092,417
Michael Roomberg	Registered Investment Companies	4	$231,854,962
	Other Pooled Investment Vehicles	2	$54,061,811
	Other Accounts	3014	$5,157,092,417

Potential Conflicts of Interest Involving the Portfolio Manager

Conflicts of interest may arise because the Investment Adviser generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Miller/Howard High Income Equity Fund (“Fund”), and in which the Fund will have no interest. The Investment Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund or the Investment Adviser sources and structures private investments in MLPs and other issuers, certain employees of the Investment Adviser may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the

Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Adviser, the Investment Adviser will seek to fairly allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies (“Managed Assets”). Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, as well as the Fund’s Board of Trustees, will participate in the valuation of the Fund’s securities.

(3)   The following compensation information is presented as of September 30, 2017.

Portfolio managers are compensated by the Investment Adviser. Messrs. Miller, Leslie, and Spratt own equity interests in the Investment Adviser and receive shareholder distributions that are based primarily on the profits and losses of the Investment Adviser. The shareholder distributions, which are based primarily on the Investment Adviser’s net profit after expenses, are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Roomberg and Cusick participate in a profit-sharing compensation plan based on the Investment Adviser’s net profitability after all expenses.

Each portfolio manager is also compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as work ethic, seniority, the appreciation of assets in the Fund and other accounts the portfolio manager manages, or any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

(4)         The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of October 31, 2017:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant

Lowell G. Miller	$100,001-$500,000

John E. Leslie III	$10,001-$50,000

Bryan J. Spratt	$0-$10,000

Gregory L. Powell	None

John Cusick	None

Michael Roomberg	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
05/01/17-05/30/17	0	0	0	0
06/01/17-06/30/17	0	0	0	0
07/01/17-07/31/17	0	0	0	0
08/01/17-08/31/17	0	0	0	0
09/01/17-09/30/17	0	0	0	0
10/01/17-10/31/17	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$39,838.80
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(6,745.36)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(660.66)
Administrative fee is included in the revenue split	—
Indemnification fee is included in the revenue split	—
Rebate (paid to borrower)	(12,178.48)
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	(19,584.50)
Net income from securities lending activities	$20.254.30

For its fees, U.S. Bancorp Asset Management, Inc. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None

(1)         Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 2, 2018

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	January 2, 2018